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                                                                    EXHIBIT 10.1

                               AMENDMENT NO. 1 TO
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

         This Amendment No. 1 to Supplemental Executive Retirement Agreement, made and entered into this 13th day of November, 2003 (this "AMENDMENT"), is made by and between Affiliated Computer Services, Inc. (the "COMPANY") and Darwin Deason (the "EXECUTIVE"), to be effective as of the 11th day of August, 2003. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement (defined below).

                                    RECITALS:

         WHEREAS, the Executive and the Company entered into the Supplemental Executive Retirement Agreement on December 15, 1998 to be effective as of the first day of December, 1998 (the "AGREEMENT").

         WHEREAS, the Compensation Committee of the Board of Directors of the Company has approved and the Executive and the Company desire to amend certain provisions of the Agreement.

         WHEREAS, Executive has been granted certain Integrated Stock Options applicable to the calculation of Executive's Accrued Benefit as provided in the Agreement.

         NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound hereby, the Executive and the Company hereby agree as follows:

         Section 1.Amendment of Section 1(p). Section 1(p) is hereby replaced in its entirety with the following:

                  "(p) "Normal Retirement Date" shall mean the first day of the first month coinciding with or next following the Executive's sixty-seventh (67th) birthday."

         Section 2.No Effect on Consistent Terms. All terms of the Agreement not inconsistent with this Amendment shall remain in place and in full force and effect and shall be unaffected by this Amendment.

         Section 3.Integrated Stock Options. Executive hereby acknowledges that the following stock option grants by the Company to Executive are "Integrated Stock Options" as defined in the Agreement:

                      Option Shares (as adjusted for corporate events as of
   Date of Grant                         the date hereof)                       Exercise Price
-------------------- --------------------------------------------------------- -----------------
10/08/1998                                                            150,000           $11.531
-------------------- --------------------------------------------------------- -----------------
08/11/2003                                                            300,000            $44.10
-------------------- --------------------------------------------------------- -----------------


                                        1
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         Section 4.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED
AND INTERPRETED IN ACCORDANCE WITH, AND ENFORCEABLE UNDER, THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE IN TEXAS AND THAT ARE TO BE WHOLLY PERFORMED IN TEXAS WITHOUT REFERENCE TO THE CHOICE-OF-LAW PRINCIPLES OF TEXAS.

           Section 5.Headings. The section headings contained in this Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment.

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         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first above written.


                                  EXECUTIVE:


                                  By: /s/ Darwin Deason
                                      -----------------------------------------
                                      Darwin Deason



                                  COMPANY:


                                  By: /s/ William L. Deckelman, Jr.
                                      -----------------------------------------
                                  Name: William L. Deckelman, Jr.
                                        ---------------------------------------
                                  Title: Executive Vice President
                                         --------------------------------------